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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 15, 2005
                                                        ----------------


                          LYNCH INTERACTIVE CORPORATION
  ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



              Delaware               1-15097             06-1458056
  ----------------------------------------------------------------------
          (State or other        (Commission File      (IRS Employer
             Jurisdiction of             Number)       Identification)
             Incorporation)




      401 Theodore Fremd Avenue Rye,                 New York 10580
  ---------------------------------------------------------------------
   (Address of Principal Executive Offices)              (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                           -------------


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ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibit  99.1--Press  Release of Lynch Interactive  Corporation,
                            dated August 15, 2005

ITEM 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

         Attached as Exhibit 99.1 is a copy of the press release announcing Lynch Interactive Corporation's operating results for the quarter ended June 30, 2005, together with related developments.

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                                    SIGNATURE

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LYNCH INTERACTIVE CORPORATION


                                               /s/Robert E. Dolan
                                               ------------------
                                               Robert E. Dolan
                                               Chief Financial Officer




Date: August 15, 2005

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                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive  Corporation,  dated August 15,
              2005.

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